Exhibit 99.1

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                                          Anthracite Capital, Inc. and Subsidiaries
                                  Consolidated Statements of Financial Condition (Unaudited)
                                            (in thousands, except per share data)
=================================================================================================================================
                                                                          June 30, 2004                  December 31, 2003
                                                                          -------------                  -----------------

ASSETS
Cash and cash equivalents                                                $61,839                         $ 20,805
Restricted cash equivalents                                               18,370                           12,845
Residential mortgage backed securities                                   474,803                          726,717
                                                                    -------------                      ------------
    Cash and RMBS                                                                       555,012                         760,367
Commercial mortgage loan pools                                         1,320,657                                -
Loan loss reserve                                                         (1,124)                               -
                                                                    -------------                      ------------
    Commercial mortgage loan pools                                                    1,319,533                               -
Commercial real estate securities                                                     1,579,434                       1,393,010
Commercial real estate loans                                                            152,714                          97,984
                                                                                   -------------                    ------------
    Total Commercial real estate                                                      3,051,681                       1,490,994
Receivable for investments sold                                                          35,218                          99,056
Other assets                                                                             72,861                          48,429
                                                                                   -------------                    ------------
     Total Assets                                                                    $3,714,772                      $2,398,846
                                                                                   =============                    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Short term borrowings:
    Secured by pledge of residential mortgage backed securities         $444,997                         $ 670,874
    Secured by pledge of commercial real estate securities               303,945                           444,987
    Secured by pledge of commercial mortgage loan pools                    7,424                                 -
    Secured by pledge of commercial real estate loans                     32,080                            22,710
                                                                    -------------                      ------------
    Total short term borrowings                                                         788,446                       1,138,571
Long term Borrowings:
    Collateralized debt obligations                                    1,057,217                          684,970
    Secured by pledge of commercial mortgage loan pools                1,298,636                                -
                                                                    -------------                      ------------
    Total long term borrowings                                                        2,355,853                         684,970
                                                                                   -------------                    ------------
Total borrowings                                                                     $3,144,299                      $1,823,541
Securities sold, not yet settled                                                              -                          99,551
Payable for investments purchased                                                        97,017                               -
Distributions payable                                                                    15,118                          14,749
Other liabilities                                                                        39,156                          43,575
                                                                                   -------------                    ------------
     Total Liabilities                                                               $3,295,590                      $1,981,416
                                                                                   -------------                    ------------


Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares
     authorized; 52,885 shares issued and outstanding in 2004;
     and 49,464 shares issued and outstanding in 2003                                      $ 53                            $ 49
10% Series B Preferred Stock, liquidation preference $43,942
     in 2003                                                                                  -                          33,431
9.375% Series C Preferred Stock, liquidation preference
     $57,500 in 2004 and 2003                                                            55,435                          55,435
Additional paid-in capital                                                              574,681                         536,333
Distributions in excess of earnings                                                    (124,351)                       (101,635)
Accumulated other comprehensive loss                                                    (86,636)                       (106,183)
                                                                                  --------------                    ------------
      Total Stockholders' Equity                                                        419,182                         417,430
                                                                                  --------------                    ------------
      Total Liabilities and Stockholders' Equity                                     $3,714,772                      $2,398,846
                                                                                  ==============                    ============
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                                                     Anthracite Capital, Inc.
                                        Consolidated Statements of Operations (Unaudited)
                                              (in thousands, except per share data)
=============================================================================================================================

                                                                For the Three Months                    For the Six Months
                                                                    Ended June 30,                        Ended June 30,
                                                       ----------------------------------------------------------------------
                                                                2004              2003                  2004            2003
                                                       ----------------------------------------------------------------------
Interest Income:
    Commercial real estate securities                        $ 30,166           $ 23,032             $ 59,351        $45,605
    Commercial mortgage loan pools                             12,351                  -               12,351              -
    Commercial real estate loans                                4,140              3,043                7,214          5,208
    Residential mortgage backed securities                      5,386             16,126               12,103         34,035

    Cash and cash equivalents                                     103                209                  191            385
                                                       ----------------------------------    --------------------------------
        Total interest income                                  52,146             42,410               91,210         85,233
                                                       ----------------------------------    --------------------------------

Expenses:
    Interest expense:
       Collateralized debt obligations                         15,678             11,077               26,845         21,990
       Commercial real estate securities                        1,114                699                3,141          1,177
       Commercial mortgage loan pools                          11,972                  -               11,972              -
       Commercial real estate loans                               145                115                  293            227
       Residential mortgage backed securities                   1,560              5,103                3,487         10,052
    Hedging Expense                                             3,148              4,764                7,779          7,755
    General and administrative                                    633                591                1,235          1,173

    Management fee                                              2,163              2,649                4,293          5,226
                                                       ----------------------------------    --------------------------------
        Total expenses                                         36,413             24,998               59,045         47,600
                                                       -----------------------------------    --------------------------------

Other loss:
Realized loss                                                  (3,870)            (1,928)              (8,593)       (10,459)
Unrealized gain (loss)                                         (4,212)               506               (2,659)        (1,225)
Foreign currency loss                                             (12)                 -                  (12)             -

Hedge ineffectiveness                                             467                 21                 (506)          (241)

Loss on impairment of assets                                        -            (27,014)                    -       (27,014)
                                                       ----------------------------------    --------------------------------
       Total other loss                                        (7,627)           (28,415)             (11,770)       (38,939)
                                                       ----------------------------------    --------------------------------

Net Income (loss)                                               8,106            (11,003)              20,395         (1,306)
                                                       ----------------------------------    --------------------------------

Dividends on preferred stock                                    1,775              1,611                4,221          2,807
Cost to retire preferred stock in excess
  of carrying value                                            10,508                  -               10,508              -
                                                       ==================================    ================================

Net Income available (loss) to Common Stockholders           $ (4,177)          $(12,614)            $  5,666        $(4,113)
                                                       ==================================    ================================

Net Income (Loss) available to Common
  Stockholders per share, basic                              $  (0.08)          $  (0.26)            $   0.11        $ (0.09)

Net Income (Loss) available to Common
  Stockholders per share, diluted                            $  (0.08)          $  (0.26)            $   0.11        $ (0.09)

Weighted average number of shares outstanding:
    Basic                                                      50,706             47,862               50,276         47,728
    Diluted                                                    50,706             47,883               50,285         47,746

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